UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 4, 2008

ALLIED HEALTHCARE PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19266 (Commission File Number)	25-1370721 (IRS Employer Identification No.)

1720 Sublette Avenue, St. Louis, Missouri	63110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(314) 771-2400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 4, 2008, Registrant issued a press release announcing financial information for the quarter and year ended June 30, 2008. The press release is attached hereto as Exhibit 99.1 and is furnished to, but not filed with, the Commission.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 8, 2008

ALLIED HEALTHCARE PRODUCTS, INC.

/s/ Daniel C. Dunn
Daniel C. Dunn
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 4, 2008*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.